Other Current Financial Assets (Tables)	12 Months Ended
Dec. 31, 2023
Categories of current financial assets [abstract]
Summary of Other Current Financial Assets
Other current financial assets as of December 31, 2023, and December 31, 2022, are as follows:

		(Unit: USD)
Classification	As of December 31, 2023	As of December 31, 2022
Net, Short-term loan	—	639,491
Short-term loan	386,241	639,491
Allowance for bad debts (*)	(386,241)	—
Accrued income	1,840	76,649
Net, Outstanding amount (Receivables)	71,444	319,790
Outstanding amount (Receivables)	4,163,001	319,790
Allowance for bad debts (**)	(4,091,557)	—

Total	73,284	1,035,930

(*)
As of December 31, 2023, the Company has an outstanding borrowing receivable amounting to USD 386,241 extended to individual, Dongmin Kim. Despite efforts to collect, communication with Dongmin Kim has been unsuccessful, leading to concerns about the recoverability of this borrowing. Given the lack of response and the diminished likelihood of collection, the Company has determined it prudent to recognize a full allowance for doubtful accounts for the entire outstanding balance of USD 386,241.

(**)
On February 9, 2023, the Company entered into an agreement with BioX to transfer ownership of assets valued at USD 4,091,557 related to deposits receivable from Trinit Co., Ltd. (subsequently renamed Yongsan Holdings Co., Ltd.). The Company has recognized a full allowance for doubtful accounts on the entire outstanding balance of USD 4,091,557 as it is doubtful that BioX will collect the deposit from Yongsan Holdings Co., Ltd.